                     MFS(R) MUNICIPAL LIMITED MATURITY FUND

                      Supplement to the Current Prospectus


The section of the Prospectus entitled "Expense Summary - Example of Expenses" is hereby restated as follows:

1.    EXPENSE SUMMARY


                               Example of Expenses


      An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

               Period                                Class A                Class B                     Class C
               ------                                -------                -------                     -------
                                                                                          (1)                    (1)
               1 year....................               $ 33                $ 56        $ 16        $ 27       $ 17
               3 years...................                 51                  81          51          54         54
               5 years...................                 71                 108          88          92         92
               10 years..................                127                 171(2)      171(2)      201        201

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1.   Assumes no redemption.
2. Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

      The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases - "Information Concerning Shares of the Fund - Purchases"; (ii) varying CDSCs - "Information Concerning Shares of the Fund - Purchases"; (iii) management fees - "Management of the Fund - Investment
Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees "Information Concerning Shares of the Fund - Distribution Plan."

      The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

                                         ***



                The date of this Supplement is January 25, 1999.